EXHIBIT 99.1
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                    SEMOTUS EXPANDS CORPORATE ADVISORY BOARD

           BOARD COMPRISED OF PROMINENT INDUSTRY VETERANS IN FINANCE,
                    TECHNOLOGY, LAW AND MARKETING AS MEMBERS

LOS GATOS, CALIF. - (PRIMEZONE) - MAY 9, 2006 - Semotus Solutions (AMEX:DLK), an innovative leader of software solutions for enterprise mobility, today announced key expansions to its Corporate Advisory Board, whose purpose is to advise the senior management team on strategic and overall business development in order to grow global market penetration.

Semotus sought out senior leaders and trailblazers in both the markets directly addressed by the Company, and those adjacent to them. Each member of this diverse group has achieved remarkable success in their individual areas of endeavor. The Advisory Board is chaired by Semotus' CEO Anthony LaPine, and will meet routinely to advise the Company on clarifying its strategic growth options and priorities.

Commenting on the appointments, LaPine noted, "I consider it a tremendous privilege to have these highly respected and prominent industry veterans join our Advisory Board and look forward to leveraging their respective expertise to help Semotus identify, develop and facilitate exciting growth opportunities in the enterprise mobility industry."

Semotus Corporate Advisory Board members include:

ALEXANDER SALOTTOLO - Mr. Salottolo is founder and Principal of Tactical Alternatives, an executive search firm established in 1988. Previously, he spent over 30 years in senior management posts focused on sales and marketing in a wide range of industries. Specifically, he served as Senior Vice President, Worldwide Sales and Marketing for Greyhawk Systems, Inc, a VC-financed startup engaged in the design, manufacture and marketing of products based on proprietary liquid crystal light valve imaging technology. While serving as Vice President, Marketing and Sales for Benson, Inc., a Schlumberger Company, Mr. Salottolo was responsible for opening new printer/plotter markets in North America and the Pacific Rim. He was also National Sales Manager for the Business Systems Division of Memorex, a manufacturer of mid-range plug compatible peripherals. A native of New York City, Mr. Salottolo earned a Bachelors of Science in Economics from Villanova University.

J. CRAIG SHIELDS - Since 1984, Mr. Shields has managed a marketing consulting company focused on the delivery of closed-loop marketing services to Fortune 500 and high growth technology clients, including Hewlett-Packard, Akamai, IBM, Litton, 3Com, Xerox, Magnavox, Mitsubishi, AT&T, National Semiconductor, Philips Electronics, Nortel, Unisys, GTE and Oracle, among many others. He is widely published and has noted expertise in the areas of business process re-engineering; brand building; client/serve computing; voice/data integration; supply chain logistics; enterprise resource planning; e-business and Web integration in the extended enterprise; IT outsourcing and relational database architecture. Mr. Shields holds a B.S. in Physics from Trinity College and a M.A. degree in Philosophy from Georgetown University.

VALERIE R. GOODWIN - Ms. Goodwin has over 20 years senior marketing management experience in the areas of Life Sciences, Pharma, In-Vitro and Flow Cytometry. She currently serves as Director of Marketing at Abaxis, Inc., a medical services company engaged in supplying point of care blood analyzers and other hematology products to the medical market and the veterinarian market. Prior appointments included Director of Global Marketing, Life Sciences at DakoCytomation, Inc., a cancer diagnostic company where she was responsible for driving business plan development, marketing plans, media strategies, market segmentation, product development and product positioning. A graduate of San Jose State University with a B.A. degree in Marketing, Ms. Goodwin also earned an MBA from Brigham Young University.

HOWARD THOMAS, FCA, CPA - Mr. Thomas has spent the past 40 years serving as am entrepreneurial senior finance, accounting and tax professional with proven experience in a wide range of businesses and industries, including software, governmental/defense contracting, electronics manufacturing, logistics management, computer wholesale/retail, oil and gas distribution, publishing, banking and non-profit. Since 2002, he has served as managing principal of The Thomas Consulting Group, a company he founded to provide consulting CFO services to Silicon Valley high-tech start-ups and nonprofit organizations. In the 1990s, he founded and served as CFO of Sparkolor Corporation, a venture capital-funded, high tech start-up
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where he was responsible led the Company from inception through to its sale to
Intel in 2002. He has also held chief financial and senior management posts at Wayker, Morrison & Co; BDO Seidman; Meredith Thomas; Redman Heenan International; British Domestic Appliances; Perkins Engines Co. and Ernst & Young. He is a Chartered Accountant in both England and Wales and a Certified Public Accountant in the State of California.

CATHRYN S. GAWNE - Ms. Gawne is an accomplished attorney at Silicon Valley Law Group, a firm in which she is also a shareholder. Emphasizing the representation of entrepreneurs and middle market growth companies, Ms. Gawne specializes in corporations, securities, mergers and acquisitions, and nonprofit corporations. She is also a very active advocate for women in technology and serves on the board of directors of Women in Technology Foundation and is a member of the Forum for Women Entrepreneurs and the San Jose Junior League. Ms. Gawne holds a A.B. from Stanford University and a J.D. degree from the University of California, Los Angeles.

AYAZ UL HAQUE - Mr. Ayaz ul Haque is a Director of Draper Fisher Jurvetson ePlanet Ventures. Based out of DFJ ePlanet's Silicon Valley office, Mr. Haque focuses principally on the Fund's expansion and later-stage investments in North America, as well as in Europe and Asia. Prior to joining DFJ ePlanet Ventures, Mr. Haque was a Director of Mergers & Acquisitions at Crosby Financial Holdings in London, where he managed the cross-border corporate finance advisory and direct investment initiatives of one of the leading Asia-focused specialist investment banks. Prior to his involvement with Crosby, Mr. Haque was an Associate Director at Peregrine Investment Holdings - a pan-Asian investment bank - responsible for developing Peregrine's corporate finance and private equity businesses in the Middle East, and identifying and evaluating Middle East to Asia investment opportunities. Previously, Mr. Haque was an Associate in the Corporate Finance Group of Bear, Stearns & Co. in New York, where he was responsible for North America and Asia transaction execution. Mr. Haque is a summa cum laude and Phi Beta Kappa graduate of Middlebury College holding a BA in Economics.

ANTHONY SARNO - Mr. Sarno is founder and President of ProveIT.net, LLC, a software and technology services company that has one focus: value. Its mission is to maximize the return organizations get on their technology investments. ProveIT enables buyers and suppliers to quantify, communicate, and prove the value of technology solutions by providing credible value justification business cases that foster continuous improvements. Prior to founding ProveIT, Mr. Sarno created and implemented structured software architecture and acquisition methodologies for industry leading companies, including Coke-Cola, Johnson & Johnson, American Family Insurance, IBM and EDS. Additionally, Mr. Sarno designed and developed field force administration applications for Bellcore.

UMAIR KHAN - Having served as Semotus' Chief Operating Officer since late 2005, Mr. Khan recently resigned from his post to pursue career opportunities as a professional technology and business consultant. As the co-founder and CEO of Clickmarks (prior to its acquisition by Semotus in early 2005), he raised $27 million in venture funding, built an enterprise-class integration and extension platform, oversaw the acquisition and support of Fortune 50 customers, including Vodafone, NTT and Unisys. He was also Founder and Chairman of Wordwalla, a venture-backed Silicon Valley company providing multilingual software solutions for web and mobile applications; and co-founded Chowk, a niche web portal focused on South Asia. Mr. Khan has over 25 industry patents granted or pending in Computer System Design and Architecture, including four from his work as a Lead Engineer at Intel Corporation. Mr. Khan received a BS in Mathematics with Computer Science and an MS in Computer Engineering from MIT, where in 1991 he was elected Institutional Nominee by the Department of Mathematics, as one of six distinguished scholars in Mathematics.

ABOUT SEMOTUS SOLUTIONS
Founded in 1993, Semotus Solutions is the premier provider of software for the mobile enterprise, connecting employees to critical business systems, information and processes. Semotus has a Fortune 1000-installed customer base and more than 600 corporate clients including Lockheed Martin, Blue Cross Blue Shield, Coca-Cola, Hewlett Packard, Nextel Communications, JP Morgan Chase and The United Nations. Semotus Solutions' software provides mobility, convenience, efficiency and profitability in the areas of workforce automation, finance, health care and m-commerce. For more information on the Company, please visit the following web sites: http://www.semotus.com; http://www.hiplinkwireless.com; http://www.clickmarks.com; http://www.xb.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "INTENDS," "BELIEVES," AND SIMILAR EXPRESSIONS REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE TIMELY DEVELOPMENT AND MARKET ACCEPTANCE OF PRODUCTS AND TECHNOLOGIES, THE ABILITY TO SECURE ADDITIONAL SOURCES OF FINANCE, THE ABILITY TO REDUCE OPERATING EXPENSES, AND OTHER FACTORS DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ACTUAL RESULTS THAT THE COMPANY ACHIEVES MAY DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENT DUE TO SUCH RISKS AND

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UNCERTAINTIES. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY
FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.

                      FOR MORE INFORMATION, PLEASE CONTACT:
                          Dodi Handy, President and CEO
                      Elite Financial Communications Group
                    407-585-1080 or via email at dlk@efcg.net




























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